Exhibit 24

POWER OF ATTORNEY

     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. (“IKON”).

     The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as his attorney-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

Dated this 21st day of December, 2001

/s/ ROBERT M. FUREK

Robert M. Furek

Exhibit 24

POWER OF ATTORNEY

     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. (“IKON”).

     The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as his attorney-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

Dated this 21st day of December, 2001

/s/ ARTHUR E. JOHNSON

Arthur E. Johnson

Exhibit 24

POWER OF ATTORNEY

     The undersigned certifies that she is a Director of IKON Office Solutions, Inc. (“IKON”).

     The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as her attorney-in-fact, each with the power of substitution, to execute, on her behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

Dated this 21st day of December 2001

/s/ JUDITH M. BELL

Judith M. Bell

Exhibit 24

POWER OF ATTORNEY

     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. (“IKON”).

     The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as his attorney-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

Dated this 21st day of December, 2001

/s/ JAMES R. BIRLE

James R. Birle

Exhibit 24

POWER OF ATTORNEY

     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. (“IKON”).

     The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as his attorney-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

Dated this 21st day of December, 2001

/s/ THOMAS R. GIBSON

Thomas R. Gibson

Exhibit 24

POWER OF ATTORNEY

     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. (“IKON”).

     The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as his attorney-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

Dated this 21st day of December, 2001

/s/ PHILIP E. CUSHING

Philip E. Cushing

Exhibit 24

POWER OF ATTORNEY

     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. (“IKON”).

     The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as his attorney-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

Dated this 21st day of December, 2001

/s/ KURT M. LANDGRAF

Kurt M. Landgraf

Exhibit 24

POWER OF ATTORNEY

     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. (“IKON”).

     The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as his attorney-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

Dated this 21st day of December, 2001

/s/ RICHARD A. JALKUT

Richard A. Jalkut

Exhibit 24

POWER OF ATTORNEY

     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. (“IKON”).

     The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as his attorney-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

Dated this 21st day of December, 2001

/s/ MARILYN WARE

Marilyn Ware